Exhibit 99.1

Management Presentation August 2008

1 Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

2 Allegiant Travel Company $mm Highlights – Best operating margins – Excellent balance sheet – Lowest costs – Profitable last 22 quarters (1) Unique, expandable & defensible – Leisure, small cities, MD-80s – Ancillary revenue Excellent 2007 results: – Revenues up 48% – Pre-tax up 222% to $51mm – Net income up 261% to $31mm 7.7% YE2Q08 operating margin, highest of any US non-regional Revenue Operating Profit Operating Margin (1) Excluding non-cash mark-to-market hedge adjustments and 4Q06 one-time tax adjustment

3 Nationwide At August 8, 2008: 63 cities, 104 routes, 37 Aircraft

4 Minimal Direct Competition In 2007, head-to-head competition on nine routes Today: six In October, only remaining head-to-head competition will be Las Vegas-Fresno By October, head-to-head competition on only one route • To date, only one airline has entered one of our routes • That attempt lasted a year and has not been repeated • Other airlines appear to see us as an annoyance, not a threat

5 Competition Diminishing Elimination of head-to-head competition – eight routes so far – Orlando to Tri-Cities, Greenville, Greensboro (already) – Orlando to Knoxville (Sep 08) – Vegas to Medford, Eugene, Co. Springs, Santa Barbara (Sep 08) Reduction in head-to-head capacity (Vegas to Fresno) Competitor shrinkage opening more opportunity (Phoenix to Eugene, Medford) Weaker players under pressure, benefitting Allegiant – Ceased Service - ATA, Aloha, Skybus, Champion – Ch 11 – Frontier – ended feeder contract with Republic – Restructuring - Midwest , Spirit Regional Jets (RJs) particularly hurt by high fuel prices – causing reductions into small cities Strong get stronger, weak get weaker

6 Competition Diminishing Orlando, Las Vegas, Tampa Bay & Phoenix hit particularly hard Las Vegas – Significant room additions thru 2010 – Room rates already dropping & believe will drop further – Lower room rates offset necessary higher airfares Opportunity to improve terms in rental cars and other 3rd party sales Industry capacity cuts fall hardest on leisure destinations Source: APGDAT .com, 8/8/08 Tampa Bay = Tampa & Sarasota S. Florida = Miami, Ft Lauderdale & West Palm Beach

7 Increasing Ancillary Revenues & Pax/Departure Scheduled service 2Q comparison: 2Q07 2Q08 Change Revenue/Passenger $87.06 $83.56 (4%) Ancillary/Passenger 20.94 27.75 33% Total Revenue/Passenger $108.01 $111.31 3% Passengers/Departure 123 133 8% Average Stage Length 921 881 (4%) Fuel Cost/Passenger $43.75 $62.48 43% Fuel Gal/Passenger 19.6 17.7 (9%) Ancillary revenues increased 33% year over year – Stage length independent Significant increase in year-over-year pax/dept benefits include: – More passengers mean more ancillary – Reduces gallons/pax Key revenue feature – high ancillary revenue/pax

8 $1.06 $3.40 $5.87 $11.55 $16.11 $20.94 $21.53 $27.75 $0 $5 $10 $15 $20 $25 2002 2003 2004 2005 2006 2Q07 2007 2Q08 Industry-Leading Ancillary Revenue/Passenger Since 2002, ancillary/passenger has grown at over 75% CAGR

9 Ancillary Revenue Voluntary extra spend > $27 net per pax segment – Traditional airline product unbundling – high margins – Third party product sales How do we do it: – Product innovation – Custom reservation system – key advantage Obstacles for other carriers: – Legacies limited by multiple systems – Most LCCs dependent on system vendor – Long-standing relationship with Vegas hotels hard to duplicate 220 hotel agreements and growing – LAS: 59 Orlando: 40 Daytona: 20 St Pete: 17 – Phoenix: 29 Ft Lauderdale: 19 San Diego: 7 Gulfport/Biloxi: 6 – Reno: 10 Palm Springs: 10 Other: 3 Industry leading performance

Ancillary Products

Charging extra for the extras

- Third Party Products
  - Hotels
  - Car rentals
  - Shuttle bus transfers
  - Show tickets
  - Theme park tickets
  - VIP night club access

- Unbundling the traditional product
  - Convenience fee ($11.50/pax; use of website)
  - Assigned seat ($10-25/seg; priority boarding)
  - Checked bag ($10+/bag/segment)
  - TripFlex ($7.50+/seg; flexibility)
  - Booking fee ($10/seg; call center)
  - On-board sales
    - Beverages, soft & alcoholic ($2-7)
    - Snacks/sandwiches/cookies/etc ($2-6)
    - Travel pillow ($7)
    - Vegas logo-blankets ($15)
    - Souvenirs ($2-10)

allegiant

10

11 Control the Customer www.allegiantair.com – Leverage direct relationship with customers – Maximize e-commerce opportunities – 2Q08 unique visitors 3.1mm, up 48% year-over-year – Instantly relevant to leisure customers in our small cities – Accounts for almost 90% of sales – Generates email lists for future low-cost communication – Significant untapped potential to sell non-Allegiant travel products Advertising – Nonstop service to LAS/FL/Arizona a big deal – free media – Small city media markets inexpensive – Email advertising (see above) even cheaper – Word-of-mouth – significant & lowest-cost form of advertising Big fish in small, underserved ponds

12 Low Operating Cost – Simplicity Critical Key Drivers: Cost-driven schedule Simple product, no connections Comprehensive automation Direct distribution, almost 90% web No CRS / GDS – Expedia, etc. Highly productive work force Low cost aircraft YE2Q08 CASM Ex-fuel (1) YE2Q08 CASM (2) (1) Source: public filings of the respective companies. Includes Mainline CASM excluding Mainline gross fuel expense. (2) Source public filings of the respective companies. Includes company reported Mainline CASM. (¢) (¢) CASM Ex-fuel – 20% Below Nearest Competitor

13 Low Aircraft Utilization – Rising Fuel Cost 6.4 7.1 6.1 6.7 6.7 6.8 $102 $100 $103 $101 $97 $104 $78 $70 $60 $55 $50 $49 $0 $20 $40 $60 $80 $100 $120 $140 0 1 2 3 4 5 6 7 8 2003 2004 2005 2006 2007 YE2Q08 Daily Utilization (BHs) Cost/pax Declining Non-Fuel Cost/Pax Utilization Cost/Pax Cost/Pax ex-fuel

14 Best Operating Margins – YE2Q08 YE2Q08 Operating Margins YE2Q08 Pre-Tax Margins Source: public filings of the respective companies. Without Southwest Hedge (12.4pp)

15 Capitalization (1) Adjusted for 7x LTM Rent Expense of $5.1M in 2006 and $3.6M in YE2Q08 As of As of 6/30/08 12/31/06 Cash, Cash Equivalents and Short-term Investments $153.8 $144.7 Total Assets 420.8 305.7 Total Debt Retained Earnings 75.2 62.8 72.8 19.1 Total Shareholders' Equity $208.7 $153.5 Total Capitalization $283.8 $ 226.3 Total Debt / Book Capitalization 26.5% 32.2% Adjusted Total Debt / Adjusted Book Capitalization (1) 32.5% 41.4% Adjusted Debt / EBITDAR (1) 1.7x 3.2x Total Debt / Cash 0.49x 0.50x ($ in millions)

16 Protected from Credit Card Holdbacks Cash(1) net ATL(2) as percent of LTM revenues at June 30, 2008 Source: Respective SEC filings of each company, except for Spirit, which is DOT Form 41 (1) Cash, cash-equivalents, short-term investments & restricted cash (2) Air Traffic Liability (advance ticket sales) (3) March 31, 2008

17 Goal: Maintain Double Digit Operating Margins Reduce stage length – Eliminated underperforming long-haul routes – Frequency reductions on other long-haul routes – Add more short-haul routes Temper growth: reduce supply, increase yield Fill up airplanes: bias towards higher load factors Increase ancillary revenue per passenger Reduce ex-fuel costs Re-examining current growth – margins the priority

Management Presentation August 2008